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EXHIBIT 99.1

November 13, 2000

To Our Shareholders

I will not mince words.

Last year was a difficult and disappointing year for your company. Equipment industry revenues were up 31% and overall revenues grew 13%, but EBITDA went from positive to negative and our loss widened to $6.3 million (though half the increase was due to increases in non-cash charges). These are not the financial results we were trying to achieve.

What went wrong? What went right? What have we done to address the issues? Finally, what is the outlook for FY 2001 and beyond?

A TOUGH YEAR

Every business faces challenges, and ours is no exception. Your company faced stiffer competition, lower pricing expectations from customers, and Y2K readiness issues. These are the sorts of things any company must deal with, and deal with them we did -- and, I might add, largely with success. These "normal" challenges are not what held us back from peak performance.

But there were two "out-of-the-ordinary" situations that were at the root of our difficulties: (1) late product delivery, and (2) integration of our two most recent acquisitions.

DEVELOPMENT DELAYS

Early in the fiscal year, it became clear that one of our off-shore development partners, which we were using in connection with the creation of our TradeRoute(R) product for the Recreation Vehicle industry, was performing poorly. We terminated our use of their services and brought the product back in-house to do what at the time we believed was completion of the last remaining portions of the code. However, once we began this activity, it was soon obvious that we were looking at a virtually complete re-development of the product. Essentially, we had to start over.

The impact of this situation was far-reaching. Time to market was extended by about a year. Our customers grew frustrated and impatient. For the entire year, we could not reference successful installations, because the customized software was not in production -- a serious hindrance to new sales. Recurring revenues did not grow as quickly as we planned, because the customers were not installed. Our labor costs rose dramatically because we had to use U.S. contractors rather than less expensive off-shore software engineers. In short, the top line came up short and we overshot the development budget.

ACQUISITION INTEGRATION

The most difficult part of any acquisition is what happens after the deal is done: stitching the pieces together into a coherent whole. In September 1998, we acquired POWERCOM-2000 from Briggs & Stratton; eight months later, we acquired Network Dynamics Incorporated. Although the market and product synergies were then -- and still are -- compelling, exploiting those synergies proved more difficult, expensive, and time-consuming than we had expected. Most of the difficulties were caused by the sheer relative size of the acquisitions: each of them was about half the size we were before the deals.

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Essentially, we doubled the size of the Company in less than a year, and experienced some "growing pains."

We had multiple accounting systems -- at times containing database information of questionable validity -- which did not easily communicate with each other. We sent duplicate bills or the wrong bill or, in some cases, no bill to some customers. Correcting these database problems required a large amount of manual time and effort on the part of our accounting staff. In addition, our systems, which were designed to handle a relatively small number of customers, now had to handle two, three or even ten times the volume.

We found ourselves with three U.S. offices instead of one, multiple overlapping products to rationalize, and a much larger and more diverse customer base than any of the predecessor companies had supported on their own. Our non-U.S. business went from sidebar to significant; our internal administrative needs went from manageable to overwhelming; our staff went from busy to overloaded.

In short, it was all pretty hard to handle.

BRIGHT SPOTS

But handle it we did. At significant cost and, I'm sure, less than efficiently, but we handled it nonetheless. What got us through was a combination of three things: grit and determination (we knew we could do it), encouraging bright spots along the way, and an unshaken belief in the ultimate value of completing the task.

Actually, quite a lot of things went right:

- Recurring revenues continued to grow, climbing 79% in the Equipment Industry and 28% overall vs. last year. This is a solid base of revenue which does not need to be re-sold every year.

- Our non-U.S. revenues soared nearly 60% and now represent slightly less than 10% of the total. ARI's products and services are used by customers in more than 100 countries.

- We added about a half-dozen new OEMs, $1.5 million worth of new dealers and add-on databases, and entered a new market segment, the aftermarket auto and truck parts. More than 100 manufacturers and over 20,000 dealers worldwide in 12 segments of the manufactured equipment markets now use our solutions. Some of these customers have been with us for more than a decade.

- For a manufacturer of complex machinery, our e-catalog suite is simply the best in the business. Our new EMPARTweb(TM) product is receiving excellent customer acceptance, with six OEMs on board so far. (You can see it "in action" at www.buykawasaki.com.) Our EMPARTpublisher(TM) product allows a manufacturer to publish their parts and service data once in a multi-media visual format, and then deploy the data on the Web or CD-ROM. PartSmart(TM) and EMPARTviewer(TM) are the most functional CD viewers in their class. And our publishing services group can handle every aspect of catalog production from raw data to finished product.

- We introduced an early version of our new TradeRouteweb(TM) product at Briggs & Stratton. This new product shares the same scalable, embeddable architecture as our world-class EMPARTweb product.

- More than 100 COMPASS Partners have interfaced their dealer business management system software with our e-Catalog and/or e-Commerce solutions (see sidebar).


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-    The great majority of our revenues now come from the strategic equipment industries, while our legacy businesses have declined only modestly, and continue to generate supporting cash flow without significant distraction.

- We raised $4 million of working capital and investment funds in April, with built-in options for future funding if our stock price reaches a specified level.

- We came through Y2K essentially unscathed. We upgraded all our products as needed for Y2K compliance or discontinued them. Our internal systems were also brought across the millennium boundary without any significant problems. These smooth transitions did not happen by accident: it is a tribute to the dedication and hard work of our Y2K Team.

WHAT'S CHANGED

That's a lot of good news.

And it took some of the edge off our disappointment last year. But had we not addressed the two issues which held us back, we would not be back on track for a successful FY 2001. I believe we have completed a series of actions which have directly and effectively addressed the development and integration issues. By solving those problems, these actions will unleash the full power of our products and people in the marketplace.

DEVELOPMENT IMPROVEMENTS

First of all, I am pleased to report that the TradeRoute product is now in production in the RV industry and we are hard at work on a feature-rich follow-on release. Best of all it's pretty much on schedule!

That feat was not accomplished by accident. As we said we would do when we raised capital in April, we increased our spending on product development. We nearly doubled the staff by adding management for greater control, software engineers for greater capacity, testing staff to improve product quality, and a new product management function to ensure that we are working on the right things. We concentrated our product development resources in Colorado Springs. We've augmented our skill sets for the next generation of Web software. And we've rationalized the product set to reduce overlap and re-work.

WE ARE ONE COMPANY

As for acquisition integration, we've come a long way over the past year and a half. We now have one accounting system, one tracking system for client problems, and one management system for software defects and enhancements. The product line has been rationalized and customers are either already transitioned to the surviving products or well along in the process. Our inter-office communications are much improved.

Building a common culture is never complete. But we are on our way, and the common systems infrastructure is in place.


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PROSPECTS FOR THE FUTURE

ARI is positioned at the intersection of Partner Relationship Management (PRM) and e-Commerce, targeting the service aspect of the manufactured equipment market. Our ideal customer is a manufacturer of complex machinery with a network of distributors, dealers, and service points which sell and service the products of other manufacturers as well. We have the deep market knowledge that comes from experience and focus, the best available e-Catalog suite for manufacturers of complex machinery, and a growing family of partners to reach the market and integrate with other software products. We think that's a pretty powerful position.

We also believe that position can be leveraged to expand our business by enlisting additional Strategic Alliance Partners who can sell our products for us, refer us to new customers, incorporate our products into broader, integrated offerings, and even extend and customize our products for markets we aren't in today. We can also expand our product offerings to existing customers and markets through alliance partners. We are working hard to exploit the partnering opportunities that lie before us.

Finally, our operations are now strong enough that we do not believe we will require any additional capital beyond our existing cash and credit facilities in order to fund both our operations and continued selective investment in product development. We expect to grow revenues 20-30% and to be fully cash break-even in FY 2001 -- including investments in product development -- or perhaps even slightly positive. We expect to achieve full profitability in FY 2003, barring any additional acquisition; the delay is because we have substantial non-cash charges related to amortization of acquisitions and product development.

Since I was privileged to begin serving as your CEO five years ago, ARI has been utterly transformed. We have gone from the slow growth agriculture market to the dynamic manufactured equipment market; from old technology EDI to new technology PRM/e-Commerce; from U.S.-only to a global presence. We've completed four acquisitions, entered new markets, and have been tempered by the fire of a tough year. We have the tools, the talent, and the tenacity to succeed. I thank you for your continued support.

Sincerely,


Brian E. Dearing
Chairman of the Board of Directors
and Chief Executive Officer

CUSTOMER PROFILES

     SIMPLICITY COUNTS ON ARI E-COMMERCE SOFTWARE TO HELP ACHIEVE ITS VISION

The Simplicity Manufacturing Company has a very simple, but clear philosophy and vision. . . to be the very best. They strive to build the best lawn and garden equipment and they are committed to giving dealers and customers the best service. And one way they're making that happen is through ARI electronic catalog systems and dealer communications.

This past year, Simplicity selected ARI's TradeRoute(R) system to upgrade its dealer communications network. Simplicity also linked its current electronic parts catalog based on ARI's PartSmart(TM) software with TradeRoute to form a complete business-to-business e-Commerce network.


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"We've been using ARI's PartSmart electronic parts catalog software for four years, and with great success," says James A. Wier, president and CEO of Simplicity. "Combining the TradeRoute software with our PartSmart catalog gives our dealers the most up-to-date technology available in an easy-to-use system that meets their e-Commerce needs today and well into the future."

ABILITY TO LINK TO OTHER SOFTWARE A BIG ADVANTAGE

TradeRoute enables Simplicity dealers to check parts availability, place parts orders, submit product registrations, inquire about warranty status, submit warranty claims, and verify order status. The TradeRoute system features an immediate response capability which enables dealers to make an inquiry and receive a response all in the same electronic transmission. And because of its compatibility with other software, dealers can link TradeRoute to leading dealer management software to create an overall business management solution.

TRADEROUTE IS FAST BECOMING A STANDARD

Since virtually all of the estimated 13,000 outdoor power dealers in North America carry and service multiple lines, the fact that TradeRoute is becoming a de facto standard in the industry adds tremendous value for dealers. Companies like Ariens, Briggs & Stratton, Gravely, MTD and Toro are already part of the TradeRoute network.

Port Washington, Wisconsin-based Simplicity Manufacturing, Inc. is a 78-year industry leader engaged in the manufacture of riding mowers, lawn and garden tractors, chipper shredders, tillers and snowthrowers. All products are distributed through a worldwide network of independent dealers and distributors.


   ARI SYSTEMS HELP RV INDUSTRY SUPPLIER GET BUSINESS OFF TO FIRST CLASS START

When Union City Body Co. made the decision to get into the RV chassis business, they wasted no time in setting up Workhorse Custom Chassis as a first class operation. They acquired the assets of the Class A motor home chassis business of the General Motors Corporation. They built a brand new 200,000 square foot state-of-the-art plant. And they licensed an ARI dealer communications and electronic publishing system.

ARI SYSTEMS PROVIDE ADVANTAGES

"We had been in truck manufacturing for many, many years and we know the value of top quality service to dealers and customers,"said Andrew Taitz, chairman and chief executive officer of Workhorse. "We licensed the ARI system when we got started because of the number of manufacturers and dealers in the RV business using ARI systems and because we wanted to provide top quality service to our dealers and customers right from the start."

In February of 1999, Workhorse licensed TradeRoute(R), ARI's dealer communications software for all dealers and a limited number of copies of EMPARTviewer(TM), ARI's electronic catalog viewing software. In addition, Workhorse licensed EMPARTpublisher(TM), ARI's electronic catalog creation software. This year, Workhorse licensed over 250 additional copies of EMPARTviewer(TM) for use by dealers.

"It has always been our goal to provide top quality service to our dealers and customers," said Andrew Taitz, chairman and chief executive officer of Workhorse. "That is why we decided to provide our

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dealers with a total solution for their ordering, warranty reimbursement and parts lookup needs. The ARI system has been well received by dealers who participated in the initial release."

WIDE USAGE AND COMPATIBILITY ARE PLUSES

"Over the past year, as we have worked with the electronic catalog, we have seen the value it can bring to our relationships, so we decided to equip all dealers with the electronic catalog capability. We also found that the compatibility of ARI software with systems used by GMC dealers and the large number of RV manufacturers that have selected ARI software made the ARI system the logical selection for us," said Taitz. "There are definite benefits for us, as a supplier to the RV industry to have our dealers use TradeRoute and EMPART as it allows our dealers to use the same software they use to communicate with the RV manufacturers. The ARI solution is fast becoming a de facto standard for the RV industry," added Taitz. "We also see benefits for our other customers, including Frito Lay, ARAMARK and Airborne Express. ARI's software allows a dealer to communicate with multiple manufacturers through a single system."


     ARI'S COMPASS PARTNER PROGRAM IS A MAJOR FACTOR IN DRIVING NEW BUSINESS

In today's age of computers and electronic processing, tasks that were literally impossible to complete no matter how much time was available can often be done in just minutes or seconds...that is, if software systems can communicate. Having software communicate is precisely the goal of ARI's COMPASS Partner program. And it's working very well and helping to attract and retain business.

Through ARI's COMPASS Partner Program, initiated in 1993, participating companies create interfaces between their dealer business management systems and ARI's dealer communications and electronic catalog software.

PROGRAM HAS OVER 100 PARTNERS

ARI Compass Partner program has grown to alliances with over 100 firms that design business management software for a variety of key industries in which ARI participates, including RV and outdoor power. Business management software allows dealers to manage their business, from tracking sales and customers to managing inventory to keeping financial records.

Because of the large network of companies whose software interfaces with ARI systems, ARI's software is compatible with the majority of the business management systems in many industries today. That's a real advantage in the marketplace because the ability to interface business systems with electronic catalogs and dealer communications gives dealers a powerful tool to streamline the administrative side of their business. Interfacing enables dealers to integrate the functions of their business system software, such as inventory, invoicing and accounting, with the electronic parts and service information provided by electronic catalogs as well as with the parts ordering, product registration and warranty claim functions of ARI's dealer communications software. The bottom line for dealers is that they can devote less time to record keeping functions and more time to sales and customer service.

COST AND TIME SAVINGS ARE ATTRACTIVE

There are some very graphic examples that illustrate the timesaving potential of interfacing ARI's electronic catalog and dealer communications software with dealer business management systems. Parts can be easily identified in the catalog and the corresponding parts information transferred to the business management system with a single key stroke. To take another example, processing a warranty claim,


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which without an interface can involve several steps and considerable paperwork, can be as easy as generating the claim on the business software side and then pressing the `transmit' button to transfer the information to ARI's dealer communications software, TradeRoute(R). TradeRoute then electronically delivers the claim to the manufacturer and the business system software updates the accounting information, all automatically.

NOT AN OPTION. . . A NECESSITY

Steve Stinson, president of c-Systems, a major vendor of dealer business management systems in the Outdoor Power and Power Sports Industries and a long-time COMPASS Partner, says that due to the growth of e-Commerce enabled communication between manufacturers and dealers in many industries, and the tremendous potential for cost savings, interface between software systems is not an option, but a necessity.

"When the dealer's software is seamlessly integrated with ARI's catalog and communication software, time consuming tasks such as purchase orders, warranty claims and product registrations will occur automatically, freeing up valuable employee time and reducing paperwork," says Stinson.

Other business management systems providers in addition to c-Systems participating in ARI's COMPASS Partner Program include: Bell & Howell Powersports, C & T Computer, Dealer Information Systems (DIS), Hansen Systems, Inc., IBCOS Computer Limited, Ideal Computer Systems, Integrated Dealer Systems
(IDS), MIC Systems, Softpower, Spader Companies and Systems 2000's Galaxy Dealership Systems.


    OMC, THE LEADER IN MARINE INDUSTRY E-COMMERCE, SELECTS ARI'S WEB CATALOG

Since the day its founder, Ole Evinrude, invented the outboard motor, Outboard Marine Corporation has been recognized as a leader in the marine engine, and powerboat accessories business. And today, as the e-Business revolution has changed the way transactions are handled, OMC is leading the way in the use of e-Commerce in the marine power industry. The company plans to launch its DealerPort(TM) system to its dealers worldwide later this year.

OMC recently selected ARI's EMPARTweb(TM) Internet-based electronic parts catalog for the parts and service information portion of its e-Commerce system. OMC will add the ARI system to its e-Commerce offering to support a network that will reach dealers around the world.

"When we decided to develop a Web catalog, we did a careful study of all the top quality Web catalog software that is available today," said Dennis Ervin, vice president of information systems for OMC. "We found that ARI's EMPARTweb had far more advanced functionality than any of the competition. This system will fit well into our planned DealerPort web offering and will add a significant element to our e-Commerce offering. It will provide all of our dealers, no matter what their size or volume of business with us, a very cost-efficient way to get the most up-to-date information available."

DEMAND FOR WEB SYSTEMS GROWING

EMPARTweb was developed to meet the growing demand for a Web-based product that allows dealers with lower volumes to have a low-cost way to access the same information that is available to large volume dealers and distributors via CD-based systems. ARI's many years of experience in electronic parts management, coupled with its successful implementation of Web-based catalogs in many industries, uniquely qualifies the Company to meet OMC's current and future requirements for both Web

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and CD-based catalogs. ARI's strategy is to provide a single, integrated family of electronic catalog products that allows manufacturers to publish their data once and then use the resulting data for both the Web and CD.

DEALERS VERY POSITIVE

Brian Riordan, OMC's Internet marketing director, indicated that OMC received very positive responses from dealers when the firm previewed the new Web catalog at dealer meetings. "Dealers told us they were very happy with the prospect of having a Web catalog as part of OMC's DealerPort Web system," Riordan said. "To better serve customers while improving efficiency, dealers may choose to use either the CD or Web version or both, depending on the dealer's preference and Internet connectivity options."

The Waukegan, Illinois-based firm is a leading manufacturer and marketer of internationally-known boat, motor and marine accessory brands, including Chris-Craft(R), Four Winns(R), Seaswirl(R), Javelin(R), Stratos(R), Lowe(R), Hydra-Sport(R), and Princecraft(R), marine accessories and marine engines, under the brand names of Johnson(R) and Evinrude(R); and Ficht Ram Injection(R) -- the industry's low emission two-stroke engine technology.

     STIHL, AN OUTDOOR MANUFACTURER BASED IN GERMANY, RELIES ON ARI CATALOGS

Founded in 1926 by Andreas Stihl, ANDREAS STIHL AG & Co. is headquartered in Waiblingen, Germany. Andreas Stihl was dubbed the "father of chainsaws". Today, Stihl has an extensive worldwide distribution network that reaches more then 30,000 dealers in 140 countries. Sales in 1999 were DM2,215 billion. The Stihl brand stands for personal advice and unrivalled service before and after buying the product. Stihl chain saws are the largest selling brand worldwide. Stihl offers a wide range of outdoor power tools including chainsaws, hedge trimmers, blowers, brushcutters, as well as construction industry tools such as augers, cutting wheels and cutoff machines. In addition to the power tools, Stihl also carries a full line of safety equipment and accessories.

CATALOGS PROVIDE DEALERS WITH RELIABLE ACCESS TO IMPORTANT INFORMATION

Stihl's Service Communication System has been using ARI's electronic catalog products, ECAT and PartSmart(TM), since 1995. According to Horst Bauer, Stihl's chief technical documentation manager, ECAT and PartSmart CDs have provided Stihl dealers with a fast and reliable method of accessing service literature, bulletins and illustrated parts lists. "The technical documentation that is included in the parts catalog is the most updated information," said Bauer. "The catalog has proven to be a reliable tool for both our sales and service organizations worldwide," added Bauer.

MORE THAN 3,000 COPIES LICENSED IN OVER 100 COUNTRIES

Stihl licensed more than 3,000 copies of ARI's ECAT and PartSmart products to dealers in over 100 countries to identify parts and consult the technical documentation. In addition, Stihl Corporate uses the catalog for customer service. The catalog data is published in 12 languages and includes the complete range of Stihl products with diagrams. Stihl updates the catalog on a quarterly basis.

STATEMENTS IN THIS LETTER AND CUSTOMER PROFILES INCLUDE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT. THE FORWARD-LOOKING STATEMENTS CAN GENERALLY BE IDENTIFIED BY WORDS SUCH AS "BELIEVES," "ANTICIPATES," "EXPECTS" OR WORDS OF SIMILAR MEANING. FORWARD-LOOKING STATEMENTS ALSO INCLUDE STATEMENTS RELATING TO THE COMPANY'S FUTURE PERFORMANCE , SUCH AS FUTURE PROSPECTS, REVENUES, PROFITS AND CASH FLOWS. THE


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FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH MAY
CAUSE ACTUAL RESULTS TO BE MATERIALLY DIFFERRENT FROM ANY FUTURE PERFORMANCE SUGGESTED IN THE FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNDERTAINTIES INCLUDE THOSE FACTORS DESCRIBED UNDER "RISK FACTORS" IN THE COMPANY'S REGISTRATION STATEMENT ON FORM S-3 FILED ON MAY 12, 2000, AS AMENDED. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS ARE MADE ONLY AS OF THE DATE HEREOF, AND THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS. FOR MORE INFORMATION, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS LETTER CONTAINS YEAR 2000 READINESS DISCLOSURES UNDER THE YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT.




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